Exhibit 99.1

This STOCKHOLDER VOTING AGREEMENT (this “Agreement”), dated as of September 28, 2011, is by and between Nationwide Mutual Insurance Company, an Ohio mutual insurance company (“Nationwide”), and Harleysville Mutual Insurance Company, a Pennsylvania mutual insurance company (the “Stockholder”).

WHEREAS, Nationwide, Nationals Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Nationwide (“Merger Sub”), the Stockholder, and Harleysville Group Inc., a Delaware corporation (the “Company”), propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or supplemented, the “Merger Agreement”; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement), providing for (i) the merger of Merger Sub with and into the Company and (ii) the merger of the Stockholder with and into Nationwide;

WHEREAS, as of the close of business on September 26, 2011, the Stockholder owns 14,526,445 shares of issued and outstanding capital stock of the Company (all of such issued and outstanding shares of the Company’s capital stock, collectively, the “Shares”), such Shares, together with any other capital stock of the Company, including any New Shares, acquired by the Stockholder after the date hereof and during the term of this Agreement, being collectively referred to herein, with respect to the Shareholder, as the “Subject Shares”;

WHEREAS, prior to the execution and delivery of this Agreement, the Board of Directors of the Company has approved this Agreement and the transactions contemplated hereby for purposes of Section 203 of the DGCL;

WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Nationwide and Merger Sub have requested that the Stockholder enter into this Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.           Representations and Warranties of the Stockholder.  The Stockholder hereby represents and warrants to Nationwide as of the date hereof as follows:

(a)           Authority; Execution and Delivery; Enforceability.  The stockholder is duly organized, validly existing and in good standing under the laws of Pennsylvania and the execution and delivery by the Stockholder of this Agreement and the performance of its obligations hereunder and compliance with the terms hereof have been duly authorized by all necessary action on the part of the Stockholder, its board of directors and members.  The Stockholder has all requisite power and authority to execute this Agreement and to consummate the transactions contemplated hereby.  The Stockholder has duly executed and delivered this Agreement, and, assuming due authorization, execution and delivery by Nationwide, this Agreement constitutes the valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms.  Each of the persons executing this Agreement on behalf of the Stockholder has full power and authority to execute and deliver this Agreement on behalf of the Stockholder and to thereby bind the Stockholder.  The execution, delivery and performance of this Agreement by the Stockholder does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, amendment, cancelation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any Person under, or result in the creation of any Lien upon any of the Subject Shares under, (A) any provision of any written contract, permit, license, loan or credit agreement, note, bond, mortgage, indenture, lease or other property agreement, partnership or joint venture agreement or other legally binding agreement, (each, a “Contract”) to which the Stockholder is a party or by which any Subject Shares are bound, (B) any organizational document of the Stockholder, or (C) subject to the filings and other matters referred to in the next sentence, any Order or any Law applicable to the Subject Shares.  No consent, approval, order or authorization (collectively, “Consent”) of, or registration, declaration or filing with, any Governmental Entity or other Person is required to be obtained or made by or with respect to the Stockholder in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby other than compliance with and filings under the HSR Act, if applicable.

(b)           The Subject Shares.  The Stockholder is the record and beneficial owner of the Subject Shares set forth opposite the Stockholder’s name on Schedule A hereto, and has good, marketable and valid title to the Subject Shares free and clear of any Liens.  Except as set forth on Schedule A, the Stockholder does not:  (i) own beneficially or of record, or have the right to acquire, any Shares or any shares of capital stock or other equity interests or voting securities of the Company, (ii) have any other interest in any Shares or any shares of capital stock or other equity interests or voting securities of the Company or (iii) have any voting rights with respect to any Shares or any shares of capital stock or other equity interests or voting securities of the Company.  The Stockholder has the sole right to vote the Subject Shares and has not given any proxies with respect to any of the Subject Shares, and none of the Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Subject Shares, except as contemplated by this Agreement.  The Stockholder shall notify Nationwide of any development occurring after the date of this Agreement that causes, or that would reasonably be expected to cause, any breach of any representation or warranty specified in this Section 1.

SECTION 2.           Representations and Warranties of Nationwide.  Nationwide hereby represents and warrants to the Stockholder as follows:  Nationwide has all requisite corporate power and authority to execute this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery by Nationwide of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Nationwide.  Nationwide has duly executed and delivered this Agreement, and, assuming due authorization, execution and delivery by the Stockholder, this Agreement constitutes the valid and binding obligation of Nationwide, enforceable against Nationwide in accordance with its terms.  The execution and delivery by Nationwide of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any Person under, or result in the creation of any Lien upon any of the properties or assets of Nationwide under, the organizational documents of Nationwide, any provision of any Contract to which Nationwide is a party or by which any properties or assets of Nationwide are bound or, subject to the filings and other matters referred to in the next sentence, any provision of any Order or any Law applicable to Nationwide or the properties or assets of Nationwide.  No Consent of, or registration, declaration or filing with, any Governmental Entity or other Person is required to be obtained or made by or with respect to Nationwide in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than as contemplated by the Merger Agreement, except for the filing with the SEC of any Schedules 13D or 13G, or amendments thereto, and any filings under Section 16 of the Exchange Act, and any filings required by insurance regulatory agencies.

SECTION 3.           Covenants of the Stockholder.  The Stockholder covenants and agrees as follows:

(a)           (1)  At any meeting of the stockholders of the Company, or at any postponement or adjournment thereof, called to seek the affirmative vote of the holders of a majority of the outstanding Shares to adopt the Merger Agreement (the “Requisite Stockholder Vote”) or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger Agreement, the Subsidiary Merger or other Transactions is sought, the Stockholder shall vote (or cause to be voted or provide written consent with respect to) the Subject Shares in favor of granting the Requisite Stockholder Vote.

(2)           The Stockholder hereby irrevocably grants to, and appoints, Nationwide and any individual designated in writing by Nationwide, and each of them individually, as the Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Stockholder, to vote the Subject Shares, or grant a consent or approval in respect of the Subject Shares in a manner consistent with this Section 3.  The Stockholder understands and acknowledges that Nationwide is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement.  The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 3(a)(2) is given in connection with the execution of the Merger Agreement and is therefore coupled with an interest.  The Stockholder hereby further affirms that the irrevocable proxy may under no circumstances be revoked, as long as this Agreement remains in effect.  Such irrevocable proxy is executed and intended to be irrevocable, as long as this Agreement remains in effect.  The irrevocable proxy granted hereunder shall automatically terminate upon the termination of this Agreement in accordance with its terms.

(b)           At any meeting of stockholders of the Company or at any postponement or adjournment thereof or in any other circumstances upon which the Stockholder’s vote, consent or other approval (including by written consent) is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares against and withhold consent with respect to (i) any merger agreement or merger (other than the Merger Agreement and the Mergers), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company, (ii) any Alternative Transaction or Alternative Transaction Proposal, and (iii) any other action, agreement or transaction that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement or of the Stockholder contained in this Agreement or that would impede, interfere or be inconsistent with, delay, postpone, discourage or adversely affect the timely consummation of the Subsidiary Merger or any other Transaction.  The Stockholder shall not commit or agree to take any action inconsistent with the foregoing.

(c)           Except as otherwise provided in this Agreement, the Stockholder shall not (i) sell, transfer, exchange, pledge, assign, hypothecate, encumber, or tender or otherwise create a Lien on or dispose of (including by gift) (collectively, “Transfer”), or enter into any Contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Subject Shares, any economic interest therein, or any rights to acquire any securities or equity interests of the Company to any Person other than pursuant to the Merger Agreement or (ii) grant any proxies or enter into any voting trust or other agreement or arrangement, whether by proxy, voting agreement or otherwise, with respect to any Subject Shares or any rights to acquire any securities or equity interests of the Company and shall not commit or agree to take any of the foregoing actions.  As used in this Agreement, the term “Transfer,” shall also include any pledge, hypothecation, encumbrance, assignment or other disposition of such security or the record or beneficial ownership thereof, the offer to make a sale, transfer or other disposition, and each agreement, arrangement or understanding whether or not in writing, to effect any of the foregoing.

(d)           The Stockholder hereby consents to and approves the actions taken by the Company Board in approving the Subsidiary Merger.  The Stockholder hereby waives, and agrees not to exercise or assert, any appraisal or dissenter’s rights in connection with the Subsidiary Merger.

(e)           The Stockholder hereby agrees that, in the event (i) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock of the Company of, or affecting, the Subject Shares, (ii) that the Stockholder purchases or otherwise acquires beneficial ownership of or an interest in any shares of capital stock of the Company after the execution of this Agreement or (iii) that the Stockholder voluntarily acquires the right to vote or share in the voting of any shares of capital stock of the Company other than the Subject Shares (collectively, the “New Shares”), the Stockholder shall deliver promptly to Nationwide written notice of its acquisition of New Shares which notice shall state the number of New Shares so acquired.  The Stockholder agrees that any New Shares acquired or purchased by the Stockholder shall be subject to the terms of this Agreement, including the representations and warranties set forth in Section 1, and shall constitute Subject Shares to the same extent as if those New Shares were owned by the Stockholder on the date of this Agreement.

SECTION 4.           Termination.  This Agreement shall terminate upon the earliest of (i) the Effective Time and (ii) the termination of the Merger Agreement in accordance with its terms.  No party hereto shall be relieved from any liability for any breach of this Agreement by reason of any such termination.

SECTION 5.           Additional Matters.  The Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Nationwide may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

SECTION 6.           Cooperation.  To the extent reasonably requested by Nationwide, the Stockholder shall use its commercially reasonable efforts to cooperate with Nationwide in making all filings with, and to obtain consents of, all third parties and Governmental Authorities reasonably necessary or desirable for the consummation of the transactions contemplated by this Agreement.

SECTION 7.           General Provisions.

(a)           Amendments.  This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

(b)           Notice.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be given in accordance with Section 11.1 of the Merger Agreement.

(c)           Other Definitional and Interpretative Provisions.  The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  Terms defined in the singular in this Agreement shall also include the plural and vice versa.  The captions and headings herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.  References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import.  The phrases “the date of this Agreement,” “the date hereof” and phrases of similar import, unless the context otherwise requires, shall be deemed to refer to the date set forth in the Preamble.  The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”.  The word “will” shall be construed to have the same meaning as the word “shall”.  The term “or” is not exclusive.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  If any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(d)           Severability.  Any term or provision of this Agreement that is held by a court of competent jurisdiction or other Governmental Entity to be invalid, void or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.  If the final judgment of a Governmental Entity declares that any term or provision of this Agreement is invalid, void or unenforceable, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible and the parties agree that the court asking such determination shall have the power to reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

(e)           Counterparts.  This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which will constitute one instrument.

(f)            Entire Agreement; No Third-Party Beneficiaries.  This Agreement (including the schedules and annexes to this Agreement) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement.  Nothing herein, express or implied, is intended to or shall confer upon any Person other than the parties to this Agreement and their permitted assigns any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

(g)           Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the Laws of the State of Delaware without regard to the conflict or choice of Laws rules thereof or of any other jurisdiction.

(h)           Assignment.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the parties to this Agreement (whether by operation of Law or otherwise) without the prior written consent of the other parties.  Any attempted assignment in violation of this Section 7(h) shall be void.  Subject to the foregoing, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

(i)            Specific Enforcement.  Each of the parties hereto acknowledges and agrees that the other party hereto would be irreparably damaged in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  Accordingly, each of the parties hereto agrees that each shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions thereof in any action instituted in any forum provided in Section 7(j), in addition to any other remedy to which any party may be entitled, at Law, in equity, or pursuant to this Agreement.

(j)            Venue.  Each of the parties hereto irrevocably agrees that any Proceeding arising out of or relating to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by the other party or its successors or assigns may be brought and determined exclusively in the Court of Chancery for the State of Delaware sitting in Wilmington, Delaware, or, if such court lacks subject matter jurisdiction, in any state or federal court sitting in Wilmington, Delaware, and each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such Proceeding arising out of or relating to this Agreement (and agrees not to commence any Proceeding relating thereto except in such courts). Each or the parties hereto further agrees to accept service of process in any manner permitted by such courts. Each of the parties hereto hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Proceeding arising out of or relating to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure lawfully to serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by Law, that (i) the Proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such Proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(k)           Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL OR EQUITABLE PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT.  EACH PARTY HEREBY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF SUCH LEGAL, EQUITABLE OR ALTERNATIVE DISPUTE RESOLUTION PROCEEDING SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY HAS CONSIDERED AND UNDERSTANDS THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7(k).

(l)            Expenses.  All fees, costs and expenses (including all legal, accounting, broker, finder or investment banker fees) incurred in connection with this Agreement and the transactions contemplated hereby are to be paid by the party incurring such fees, costs and expenses.

[Signatures are on the following page(s)]

IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.

NATIONWIDE MUTUAL INSURANCE COMPANY

By:	/s/ Stephen S. Rasmussen
Name: Stephen S. Rasmussen
Title: Chief Executive Officer

HARLEYSVILLE MUTUAL INSURANCE COMPANY

By:	/s/ Michael L. Browne
Name: Michael L. Browne
Title: President and CEO